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                                                                    EXHIBIT 4.01



Number                                LOGO                               Shares

                              TALARIAN CORPORATION



THIS CERTIFICATE IS TRANSFERABLE        INCORPORATED UNDER THE LAWS OF          SEE REVERSE FOR CERTAIN
NEW YORK, NY AND                        THE STATE OF DELAWARE                   DEFINITIONS AND A STATEMENT
RIDGEFIELD, NJ                                                                  RELATING TO RIGHTS,
                                                                                PREFERENCES, PRIVILEGES AND
                                                                                RESTRICTIONS ON SHARES


This Certifies that                                           CUSIP 874090 10 3



is the record holder of



   FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $0.001, OF

                              TALARIAN CORPORATION


        transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

        WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


                                [corporate seal]



        /s/ Thomas J. Laffey                                  /s/ Paul A. Larson
        SECRETARY                          PRESIDENT AND CHIEF EXECUTIVE OFFICER



COUNTERSIGNED AND REGISTERED:
               CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
                             TRANSFER AGENT AND REGISTRAR

BY




                              AUTHORIZED SIGNATURE


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                              TALARIAN CORPORATION


        The Corporation shall furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as through they were written out in full according to applicable laws or regulations:


        TEN COM  ___  as tenants in common                      UNIF GIFT MIN ACT  ___     ______________ Custodian _____________
        TEN ENT  ___  as tenants by the entireties                                             (Cust)                  (Minor)
        JT TEN   ___  as joint tenants with right of                                       under Uniform Gifts to Minors
                 ___  survivorship and not as tenants in                                   Act __________________________________
                      common                                                                                 (State)
                                                                UNIF TRF MIN ACT  ___     ________ Custodian (until age ________)
                                                                                          (Cust)
                                                                                          _______________ under Uniform Transfers
                                                                                             (Minor)
                                                                                          to Minors and _________________________
                                                                                                                 (State)


     Additional abbreviations may also be used though not in the above list.


        FOR VALUE RECEIVED, ________________________ hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
      IDENTIFYING NUMBER OF ASSIGNEE

____________________________________________

____________________________________________



________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint______________________________________________

________________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated ______________________



                                       X ______________________________________

                                       X ______________________________________

                              NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE
                                         CERTIFICATE IN EVERY PARTICULAR,
                                         WITHOUT ALTERATION OR ENLARGEMENT OR
                                         ANY CHANGE WHATEVER.




Signature(s) Guaranteed


By _____________________________________________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS
WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM),
PURSUANT TO S.E.C. RULE 17Ad-16.